THIRD AMENDMENT TO AMENDED AND RESTATED
CREDIT AGREEMENT AND WAIVER

        THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND WAIVER (this “Agreement”), is made and entered into as of September 2, 2004, among HANGER ORTHOPEDIC GROUP, INC., a Delaware corporation (“Borrower”), the undersigned Lenders signatory hereto and GENERAL ELECTRIC CAPITAL CORPORATION, as Administrative Agent.

Statement of Facts

        A.        Borrower is a party to that certain Amended and Restated Credit Agreement dated as of October 3, 2003, as amended and modified by that certain (i) First Amendment to Amended and Restated Credit Agreement and Consent dated as of November 17, 2003, (ii) Second Amendment to Amended and Restated Credit Agreement dated as of April 6, 2004, and (iii) that certain Forbearance Agreement dated as of August 18, 2004 (the “Forbearance Agreement”) (as so amended and modified, the “Credit Agreement”; capitalized terms used but not defined in this Agreement have the meanings given in the Credit Agreement), among Borrower, General Electric Capital Corporation, as Administrative Agent, GECC Capital Markets Group, Inc. and Lehman Brothers, Inc., as Joint Lead Arrangers and Joint Book Managers, Lehman Commercial Paper, Inc., as Syndication Agent, Harris Trust and Savings Bank, as Documentation Agent, and General Electric Capital Corporation, as Documentation Agent.

        B.        Borrower has notified Administrative Agent that an Event of Default has occurred and is continuing as a result of Borrower’s failure to comply with the maximum total Leverage Ratio covenant set forth in Section 9.09 of the Credit Agreement for the fiscal quarter ended June 30, 2004 (such Event of Default is hereinafter referred to as the “Subject Event of Default”).

        C.        Borrower desires to amend certain provisions of the Credit Agreement, and also seeks a waiver from the Lenders of the Subject Event of Default, pursuant to this Agreement.

Statement of Terms

        NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1.    Waiver. Subject to the terms and conditions of this Amendment, including without limitation the conditions to effectiveness specified in Section 4 below, the Lenders hereby waive the Subject Event of Default. The aforesaid waiver relates solely to the Subject Event of Default and nothing in this Agreement is intended or shall be construed to be a waiver by the Lender of any other Default or Event of Default which may currently exist or hereafter arise.

        2.    Amendments. Subject to the terms and conditions of this Agreement, including without limitation Section 4 hereof, the Credit Agreement is hereby amended as follows.

        A.        Section 3 of the Credit Agreement is hereby amended by inserting the following section at the end of such Section:

3.04. Prepayment Fee. Notwithstanding anything to the contrary set forth in this Section 3 or in Section 4 or elsewhere in this Agreement, during the period from and including September 2, 2004 to and including February 28, 2006, upon any full or partial prepayment of the Tranche B Term Loans pursuant to Section 4.01 or Section 4.02(a)(ii), the Borrower shall pay to Administrative Agent, for the ratable benefit of the Lenders receiving such prepayment, as liquidated damages, a Dollar amount equal to the Applicable Percentage, multiplied by the amount of such Tranche B Term Loans prepayment. For the purposes of this Section 3.04, Applicable Percentage shall mean 2.00% if such prepayment shall occur on or prior to August 31, 2005 and shall mean 1.00% if such prepayment shall occur after August 31, 2005 and on or prior to February 28, 2006.

        B.        Clause (v) of Section 8.14(a) of the Credit Agreement is hereby amended by deleting said Clause in its entirety and substituting in lieu thereof the following new Clause to read as follows:

(v) the aggregate consideration (including, without limitation, (I) the aggregate principal amount of any Indebtedness assumed, incurred or issued in connection therewith and (II) the aggregate amount paid and to be paid pursuant to any earn-out, non-compete or deferred compensation or purchase price arrangements) for any such proposed Permitted Acquisition shall not exceed either (A) $35,000,000 or (B) when added to the aggregate consideration paid or to be paid for all other Permitted Acquisitions consummated during such fiscal year, $50,000,000, provided that (1) with respect to the period from September 2, 2004 through December 31, 2004 such aggregate consideration shall not exceed $10,000,000, and (2) with respect to each fiscal year thereafter which ends on or prior to the date that the Borrower’s Leverage Ratio as of the end of any fiscal quarter occurring after the date hereof (calculated as set forth in Section 9.09) shall be less than 4.75:1.00, such aggregate consideration shall not exceed $8,000,000.

        C.       Section 9.07(a) of the Credit Agreement is hereby amended by deleting subsection (a) thereof in its entirety and substituting in lieu thereof the following new subsection (a) to read as follows:

“(a) The Borrower will not, and will not permit any of its Subsidiaries to, make any Capital Expenditures, except that the Borrower and its Subsidiaries may make Capital Expenditures so long as the aggregate amount of all such Capital Expenditures does not exceed $22,500,000 in any fiscal year of the Borrower; provided that the aggregate amount of all such Capital Expenditures for fiscal year 2004 shall not exceed $19,375,000 and for any fiscal year thereafter shall not exceed $17,500,000; provided further that from and after the date that the Borrower’s Leverage Ratio as of the end of any fiscal quarter occurring after the date hereof (calculated as set forth in Section 9.09) shall be less than 4.75:1.00, the Capital Expenditure limit shall be returned to $22,500,000 with respect to any fiscal year ending after such fiscal quarter.”

        D.       Section 9.08 of the Credit Agreement is hereby amended by deleting said Section in its entirety and substituting in lieu thereof the following new Section to read as follows:

“9.08 Consolidated Interest Coverage Ratio. The Borrower will not permit the Consolidated Interest Coverage Ratio for any Test Period ending on the last day of a fiscal quarter of the Borrower set forth below to be less than the ratio set forth opposite such fiscal quarter below:

Fiscal Quarter Ending	Ratio
Each fiscal quarter ending
in the period commencing
September 30, 2003 to and
including June 30, 2004	2.25:1.00
Each fiscal quarter ending
in the period commencing
September 30, 2004 to and
including June 30, 2005	2.00:1.00
The fiscal quarter ending
in the period commencing
September 30, 2005 to and
including December 31, 2005	2.25:1.00
Fiscal quarter ending
in the period commencing
March 31, 2006
to and including
December 31, 2006	2.50:1.00
Each fiscal quarter ending
in the period commencing
March 31, 2007
to and including
December 31, 2007	2.75:1.00
Each fiscal quarter ending
in the period commencing
March 31, 2008 and thereafter	3.00:1.00"

        E.       Section 9.09 of the Credit Agreement is hereby amended by deleting said Section in its entirety and substituting in lieu thereof the following new Section to read as follows:

“9.09 Maximum Total Leverage Ratio. The Borrower will not permit the Leverage Ratio at any time during a period set forth below to be greater than the ratio set forth opposite such period below:

Fiscal Quarter Ending	Ratio
Each fiscal quarter ending
in the period commencing
September 30, 2003 to and
including December 31, 2003	4.25:1.00
Fiscal quarter ending
March 31, 2004	4.75:1.00
Fiscal quarter ending
June 30, 2004	5.00:1.00
Each fiscal quarter ending
in the period commencing
September 30, 2004 to and
including March 31, 2005	6.00:1.00
Fiscal quarter ending
June 30, 2005	5.75:1.00
Fiscal quarter ending
September 30, 2005	5.00:1.00
Fiscal quarter ending
December 31, 2005	4.75:1.00
Fiscal quarter ending
March 31, 2006	4.50:1.00
Fiscal quarter ending
in the period commencing
June 30, 2006 to and
including December 31, 2006	4.25:1.00
Each fiscal quarter ending
in the period commencing
March 31, 2007 to and
including December 31, 2007	4.00:1.00

Each fiscal quarter ending
in the period commencing
March 31, 2008 and thereafter	3.50:1.00."

        F.       Section 9.10 of the Credit Agreement is hereby amended by deleting said Section in its entirety and substituting in lieu thereof the following new Section to read as follows:

“9.10 Maximum Senior Secured Leverage Ratio. The Borrower will not permit the Senior Secured Leverage Ratio at any time during a period set forth below to be greater than the ratio set forth opposite such period below:

Fiscal Quarter Ending	Ratio
Each fiscal quarter ending
in the period commencing
September 30, 2003 to and
including June 30, 2004	2.50:1.00
Fiscal quarter ending
in the period commencing
September 30, 2004 to and
including June 30, 2005	2.80:1.00
Each fiscal quarter ending
in the period commencing
September 30, 2005 and
thereafter	2.50:1.00"

        G.        Section 9.12 of the Credit Agreement is hereby amended by deleting said Section in its entirety and substituting in lieu thereof the following new Section to read as follows:

“9.12 Fixed Charge Coverage Ratio. The Borrower will not permit the Fixed Charge Coverage Ratio for any Test Period ending on the last day of any fiscal quarter of the Borrower set forth below to be less than the ratio set forth opposite such fiscal quarter below:

Fiscal Quarter Ending	Ratio
Each fiscal quarter ending
in the period commencing
September 30, 2003 to and
including June 30 , 2004	1.30:1.00

Each fiscal quarter ending
in the period commencing
September 30, 2004 to and
including June30, 2005	1.10:1.00
Each fiscal quarter ending
in the period commencing
September 30, 2005 to and
including March 31,2007	1.20:1.00
Each fiscal quarter ending
in the period commencing
June 30, 2007 and
thereafter	1.30:1.00"

        H.        Section 11.01 to the Amended and Restated Credit Agreement is hereby amended by deleting the definitions of “Applicable Margin” and “Consolidated EBITDA” in their entireties and substituting in lieu thereof the following new definitions in said section in alphabetical order to read in their entireties as follows:

“Applicable Margin” shall mean as follows:

(a) with respect to Revolving Loans and Swingline Loans, from and after any Start Date to and including the corresponding End Date, the respective percentage per annum set forth below under the respective Type of Revolving Loans or Swingline Loans and opposite the respective Level (i.e., Level 1, Level 2, Level 3, Level 4 or Level 5, as the case may be) indicated to have been achieved on the applicable Test Date for such Start Date (as shown on the respective officer’s certificate delivered pursuant to Section 8.01(f) or the first proviso below):

Level	Leverage Ratio	Base Rate Loans	Eurodollar Loans
1	Less than or equal to
	3.25:1.00	1.50%	2.50%
2	Greater than 3.25:1.00 but
	less than or equal to
	4.25:1.00	2.00%	3.00%
3	Greater than 4.25:1.00 but
	less than or equal to
	4.75:1.00	2.50%	3.50%
4	Greater than 4.75:1.00 but
	less than or equal to
	5.25:1.00	2.75%	3.75%

5	Greater than 5.25:1.00	3.00%	4.00%

provided, however, that if the Borrower fails to deliver the financial statements required to be delivered pursuant to Section 8.01(b) or (c) (accompanied by the officer’s certificate required to be delivered pursuant to Section 8.01(f) showing the applicable Leverage Ratio on the relevant Test Date) on or prior to the respective date required by such Sections, then the highest pricing level set forth above shall apply until such time, if any, as the financial statements required as set forth above and the accompanying officer’s certificate have been delivered showing the pricing for the respective Margin Reduction Period is at a level which is less than such highest pricing level (it being understood that, in the case of any late delivery of the financial statements and officer’s certificate as so required, any reduction in the Applicable Margin shall apply only from and after the date of the delivery of the complying financial statements and officer’s certificate); provided further, that the highest pricing level set forth above shall apply at any time when any Default or Event of Default is in existence; and,

(b) with respect to Tranche B Term Loans from and after any Start Date to and including the corresponding End Date, the respective percentage per annum set forth below under the respective Type of Tranche B Term Loan and opposite the respective Level (i.e., Level 1 or Level 2, as the case may be) indicated to have been achieved on the applicable Test Date for such Start Date (as shown on the respective officer’s certificate delivered pursuant to Section 8.01(f) or the first proviso below):

Level	Senior Secured Leverage Ratio	Base Rate Loans	Eurodollar Loans
1	Less than or equal to
	2.00:1.00	2.00%	3.00%
2	Greater than 2.00:1.00	2.50%	3.50%

provided, however, that if the Borrower fails to deliver the financial statements required to be delivered pursuant to Section 8.01(b) or (c) (accompanied by the officer’s certificate required to be delivered pursuant to Section 8.01(f) showing the applicable Senior Secured Leverage Ratio on the relevant Test Date) on or prior to the respective date required by such Sections, then the highest pricing level set forth above shall apply until such time, if any, as the financial statements required as set forth above and the accompanying officer’s certificate have been delivered showing the pricing for the respective Margin Reduction Period is at a level which is less than such highest pricing level (it being understood that, in the case of any late delivery of the financial statements and officer’s certificate as so required, any reduction in the Applicable Margin shall apply only from and after the date of the delivery of the complying financial statements and officer’s certificate); provided further, that the highest pricing level set forth above shall apply at any time when any Default or Event of Default is in existence.

“Consolidated EBITDA” shall mean, for any period, Consolidated EBIT for such period, adjusted by adding thereto the amount of all amortization of intangibles and depreciation that were deducted in arriving at Consolidated EBIT for such period; provided that for purposes of calculating Consolidated EBITDA of the Borrower and its consolidated Subsidiaries for any period of four consecutive fiscal quarters commencing with the fiscal quarter ended December 31, 2003 (each, a “Reference Period”) pursuant to any determination of compliance with the Consolidated Interest Coverage Ratio covenant, the maximum total Leverage Ratio covenant, the maximum Senior Secured Leverage Ratio covenant or the Fixed Charge Coverage Ratio covenant in Section 9 of this Agreement, the Consolidated EBITDA of (or attributable to) (a) any other Person, (b) all or substantially all of the business or assets of any other Person or (c) operating division or business unit of any other Person, acquired by, or merged into or consolidated with, the Borrower or one of its consolidated Subsidiaries during such Reference Period, in each case shall be included on a pro forma basis for such Reference Period as if such acquisition, merger or consolidation in connection therewith occurred on the first day of such Reference Period so long as each of the following conditions are met (i) the consolidated balance sheet of such acquired Person and its consolidated Subsidiaries, or such business unit, as at the end of the period preceding the acquisition of such Person, or such business unit, and the related consolidated statements of income and stockholders’ equity and of cash flows for the period in respect of which Consolidated EBITDA is to be calculated (x) have been previously provided to the Administrative Agent and (y) either (1) have been reported on without a qualification arising out of the scope of the audit by independent certified public accountants of nationally recognized standing or (2) have been found acceptable by the Administrative Agent, and (ii) any such pro forma adjustments shall be reasonably satisfactory to the Administrative Agent; and provided further that for purposes of calculating Consolidated EBITDA of the Borrower and its consolidated Subsidiaries for any such Reference Period there shall be added back to Consolidated EBITDA any amounts deducted therefrom with respect to the write-down of goodwill in accordance with SFAS 142.

        I.        Section 11.01 to the Amended and Restated Credit Agreement is hereby amended by adding the following new definition in alphabetical order to read in its entirety as follows:

“Third Amendment Effective Date” shall mean September 2, 2004.

        3.    Representations and Warranties. Borrower hereby represents and warrants to the Agent and the Lenders the following: (a) this Agreement has been duly authorized, executed and delivered by Borrower; (b) no Default or Event of Default (other than the Subject Event of Default) has occurred and is continuing as of this date; and (c) except for the existence of the Subject Event of Default, all of the representations and warranties made by Borrower in the Credit Agreement are true and correct in all material respects on and as of the date of this Agreement (except to the extent that any such representations or warranties expressly referred to a specific prior date or have changed based upon events expressly permitted by the Credit Agreement).

        4.    Conditions to Effectiveness. This Agreement shall be effective as of the date of this Agreement upon the satisfaction in full of each of the following conditions:

(a) the Administrative Agent shall have received counterparts of this Agreement, duly executed, completed and delivered by Borrower and the Required Lenders;

(b) the Administrative Agent shall have received counterparts of the Confirmation of Guaranty attached to this Agreement, duly executed, completed and delivered by each Guarantor;

(c) the Administrative Agent shall have received payment of the Forbearance Fee (as defined in the Forbearance Agreement) for the account of certain Lenders pursuant to the terms of the Forbearance Agreement;

(d) the Administrative Agent shall have received payment from Borrower of the Amendment Fee (defined below) for the account of the Lenders that have duly executed and delivered a counterpart of this Agreement to the Administrative Agent on or prior to 12:00 P.M. (New York time), September 7, 2004.

        5.    Reimbursement of Expenses. Borrower hereby agrees that it shall reimburse the Administrative Agent on demand for all costs and expenses (including without limitation attorney’s fees) incurred by such parties in connection with the negotiation, documentation and consummation of this Agreement and the other documents executed in connection herewith and therewith and the transactions contemplated hereby and thereby.

        6.    Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK FOR CONTRACTS TO BE PERFORMED ENTIRELY WITHIN SAID STATE.

        7.    Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. To the extent permitted by applicable law, Borrower hereby waives any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

        8.    Counterparts. This Agreement may be executed in any number of counterparts, all of which shall be deemed to constitute but one original and shall be binding upon all parties, their successors and permitted assigns. Transmission by telecopier, facsimile or other form of electronic transmission of an executed counterpart of this Agreement shall be deemed to constitute due and sufficient delivery of such counterpart.

        9.    Effect of this Agreement. Except for the waiver set forth in Section 1 of this Amendment and the amendments set forth in Section 2 of this Amendment, no other amendments, changes, modifications, consents or waivers to the Credit Documents are intended or implied and in all other respects the Credit Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the Third Amendment Effective Date. To the extent of conflict between the terms of this Agreement and the other Credit Documents, the terms of this Agreement shall control. The Credit Agreement and this Agreement shall be read and construed as one agreement.

        10.    Entire Agreement. The Credit Agreement as modified by this Agreement embodies the entire agreement between the parties hereto relating to the subject matter hereof and supersedes all prior agreements, representations and understandings, if any, relating to the subject matter hereof.

        11.       Amendment Fee. Borrower hereby agrees to pay to each Lender that executes and delivers a counterpart of this Agreement to the Administrative Agent on or prior to 5:00 P.M. (New York time), September 2, 2004(such Lender referred to herein as a “Consenting Lender”), an amendment fee (the “Amendment Fee”) in an amount equal to the product of (a) 0.20% multiplied by (b) the sum of (i) the Revolving Loan Commitment of such Lender as of the Third Amendment Effective Date, plus (ii) the outstanding principal amount such Lender’s Tranche B Term Loans as of the Third Amendment Effective Date. Borrower shall pay the Amendment Fee in immediately available funds to the Administrative Agent for distribution to the Consenting Lenders on or prior to 12:00 P.M. (New York time), September 3, 2004; provided, however, that the Amendment Fee shall not be due and payable by Borrower (or distributed by the Administrative Agent) to Consenting Lenders unless and until all of the condition precedent set forth in Section 4(a), (b) and (c) of this Agreement shall have been satisfied. Any such Amendment Fees shall be distributed by the Administrative Agent to Consenting Lenders on September 7, 2004.

        [Remainder of page intentionally blank; next page is signature page]

        IN WITNESS WHEREOF, the parties have caused this Third Amendment to Amended and Restated Credit Agreement and Waiver to be duly executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWER:
HANGER ORTHOPEDIC GROUP, INC.
By: /s/ Jason P. Owen
Name: Jason P. Owen
Title: Treasurer
ADMINISTRATIVE AGENT:
GENERAL ELECTRIC CAPITAL CORPORATION, as Administrative
Agent and Lender
By: /s/ Earl F. Smith, III
Name: Earl F. Smith, III
Senior Vice President and Duly Authorized Signatory

[Signatures continue on next page]

[Signature page to Third Amendment to Amended and Restated Credit Agreement and Waiver]

LENDER:
By: [Signatures of Lenders]
Name: ___________________________
Title: ____________________________

[Signature page to Third Amendment to Amended and Restated Credit Agreement and Waiver]

CONFIRMATION OF GUARANTY

        Each of the undersigned Subsidiary Guarantors hereby acknowledges, consents and agrees to the terms of the foregoing Third Amendment to Amended and Restated Credit Agreement and agrees and confirms that its obligations under the Subsidiary Guaranty to which it is a party will continue in full force and effect and extend to all Obligations now outstanding or hereafter incurred pursuant to the terms of the Credit Agreement as modified hereby.

        As of this 2nd day of September, 2004.

DOBI-SYMPLEX, INC.
HANGER PROSTHETICS & ORTHOTICS, INC.
OPNET, INC.
SOUTHERN PROSTHETIC SUPPLY, INC.
EUGENE TEUFEL & SON ORTHOTICS & PROSTHETICS, INC.
HPO, INC.
ADVANCED ORTHOPEDIC TECHNOLOGIES (CLAYTON), INC.
HANGER PROSTHETICS & ORTHOTICS EAST, INC.
HANGER PROSTHETICS & ORTHOTICS WEST, INC.
E.A. WARNICK-POMEROY CO., INC.
FRANK J. MALONE & SON, INC.
MEADOWBROOK ORTHOPEDICS, INC.
MEDICAL ARTS O&P SERVICES, INC.
ORTHOTIC & PROSTHETIC REHABILITATION TECHNOLOGIES, INC.
AD CRAIG COMPANY
PROGRESSIVE ORTHOPEDIC
ABI ORTHOTIC/PROSTHETIC LABORATORIES, LTD.
HANGER SERVICES CORPORATION
NWPO ASSOCIATES, INC.
ADVANCED BIO-MECHANICS, INC.
GREATER CHESAPEAKE ORTHOTICS & PROSTHETICS, INC.
INNOVATIVE NEUROTRONICS, INC.
ADVANCED PROSTHETIC SERVICES, INC.
REHAB DESIGNS OF AMERICA CORPORATION
REHAB DESIGNS OF COLORADO, INC.
REHAB DESIGNS OF TEXAS, INC.
REHAB DESIGNS OF WISCONSIN, INC.
CERTIFIED ORTHOTIC & PROSTHETIC ASSOCIATES, INC.
LINKIA, LLC
THE BRACE SHOP PROSTHETIC ORTHOTIC CENTERS, INC.
CONNER BRACE CO., INC.
By: /s/ Jason P. Owen
Name: Jason P. Owen
Title: Assistant Treasurer

[Signatures continue on next page]

[Signature page to Confirmation of Guaranty]

        Accepted and Agreed:

GENERAL ELECTRIC CAPITAL CORPORATION, as Administrative Agent
By: /s/ Earl F. Smith, III
Name: Earl F. Smith
Senior Vice President and Duly Authorized Signatory

[Signature page to Confirmation of Guaranty]